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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                  FORM 8-K

                           CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

              Date of report (Date of earliest event reported)
                              February 19, 2006

                            Gardner Denver, Inc.
              -------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)

              Delaware                  1-13215                76-0419383
        -------------------         ---------------       --------------------
          (State or Other             (Commission            (IRS Employer
          Jurisdiction of             File Number)         Identification No.)
           Incorporation)

          1800 Gardner Expressway
              Quincy, Illinois                                   62305
--------------------------------------------                ----------------
  (Address of Principal Executive Offices)                     (Zip Code)

                               (217) 222-5400
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 19, 2006, Gardner Denver, Inc. (the "Company") entered into an arrangement with Michael S. Carney, the Company's Vice President and General Manager, Blower Division, for expatriate assignment to the Company's location in Schopfheim, Germany. A copy of the letter confirming this arrangement is furnished with this report as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      99.1 Expatriate Assignment Letter for Michael S. Carney, executed February 19, 2006

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 GARDNER DENVER, INC.


Date: February 23, 2006          By: /s/ Tracy D. Pagliara
                                     -------------------------------
                                     Tracy D. Pagliara
                                     Vice President, Administration,
                                     General Counsel and Secretary


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                                EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------------------------------------------

   10.1 Expatriate Assignment Letter for Michael S. Carney, executed February 19, 2006


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